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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 1, 2005
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                                                        (November 30, 2005)
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                                NetRatings, Inc.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                   0-27907                 77-0461990
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    (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)          Identification No.)

   120 West 45th Street, 35th Floor, New York, New York            10036
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        (Address of Principal Executive Offices)                 (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (212) 703-5900
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     The disclosure contained in Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) Effective January 1, 2006, Manish Bhatia will become Executive Vice President, Global Operations and U.S. Sales of NetRatings, Inc. (the "Company"). His promotion was announced to all of the Company's employees on November 30, 2005.

     Mr. Bhatia has served as the Company's Senior Vice President of Products and Services since January 2002. From October 2000 until January 2002, Mr. Bhatia was Senior Vice President, Interactive Services for Nielsen Media Research. VNU N.V., through its wholly-owned subsidiaries Nielsen Media Research and ACNielsen Corporation, currently owns approximately 59% of the outstanding common stock of the Company.

     In connection with Mr. Bhatia's promotion, the Company agreed to increase Mr. Bhatia's base salary to $230,000 per year and his bonus opportunity to 50% of his annual base salary. Mr. Bhatia will also receive 10,000 shares of Restricted Common Stock pursuant to the Company's Amended and Restated 1998 Stock Plan, which will vest in three equal annual installments beginning on December 31, 2006.

     There are no arrangements between Mr. Bhatia and any other persons pursuant to which Mr. Bhatia was selected as an officer, nor are there any family relationships between Mr. Bhatia and any director, executive officer or any other person that are required to be disclosed under Item 401(d) of Regulation S-K. There are no transactions to which the Company is a party and in which Mr. Bhatia had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 1, 2005

                                      NETRATINGS, INC.

                                      By:/s/ Todd Sloan
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                                         Todd Sloan
                                         Executive Vice President and
                                         Chief Financial Officer